UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 22, 2008

SCIELE PHARMA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30123	58-2004779
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Concourse Parkway

Suite 1800

Atlanta, Georgia 30328

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 442-9707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Entry into a Material Agreement

On July 7, 2008, Sciele Pharma, Inc. (the “Company”) appointed Mr. Joseph Ciaffoni as its Executive Vice President, Chief Commercial Officer.  Mr. Ciaffoni’s appointment was approved by the Company’s Board of Directors on August 22, 2008.  Mr. Ciaffoni’s employment agreement dated July 7, 2008 is attached to this report as exhibit 9.01.

Item 9.01               Exhibits

9.01                         Employment Agreement between the Company and Joseph Ciaffoni dated July 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIELE PHARMA, INC.
(Registrant)

	By:	/s/ Darrell Borne
	Name:	Darrell Borne
	Title:	EVP, Chief Financial Officer, Secretary and
Treasurer

Date: August 27, 2008